1 Supplemental Information Q1 FISCAL YEAR 2025

Revenue Composition - Continuing Operations[1]

($ in thousands)	Quarter Ended								
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Software and related service revenue									
SaaS[2]	$ 10,182	$ 9,677	$ 8,834	$ 8,809	$ 8,742	$ 8,977	$ 8,523	$ 8,244	$ 7,713
Transaction-based[3]	3,836	4,121	3,928	3,538	3,651	3,706	3,291	3,174	3,150
Maintenance[4]	8,796	8,783	8,433	8,125	8,207	7,970	8,336	8,039	7,310
Recurring software services[5]	10,343	10,497	10,913	11,263	10,205	10,303	11,127	10,567	9,449
Professional services[6]	9,841	10,062	8,906	9,199	8,881	10,777	10,039	10,634	9,369
Software licenses	2,677	2,498	405	963	417	2,714	2,380	3,193	884
Total	$ 45,675	$ 45,638	$ 41,419	$ 41,897	$ 40,103	$ 44,447	$ 43,696	$ 43,851	$ 37,875
Year-over-year growth	*14%*	*3%*	*(5)%*	*(4)%*	*6%*				
Payments revenue	$ 13,511	$ 12,225	$ 11,867	$ 13,572	$ 12,677	$ 11,296	$ 10,895	$ 12,903	$ 11,522
Year-over-year growth	*7%*	*8%*	*9%*	*5%*	*10%*				
Other revenue									
Recurring[7]	$ 1,646	$ 1,738	$ 1,343	$ 1,405	$ 1,423	$ 1,526	$ 1,445	$ 1,363	$ 1,512
Other	859	1,263	1,408	1,094	851	1,315	1,224	1,050	803
Total	$ 2,505	$ 3,001	$ 2,751	$ 2,499	$ 2,274	$ 2,841	$ 2,669	$ 2,413	$ 2,315
Year-over-year growth	*10%*	*6%*	*3%*	*4%*	*(2)%*				
Total revenue	$ 61,691	$ 60,864	$ 56,037	$ 57,968	$ 55,054	$ 58,584	$ 57,260	$ 59,167	$ 51,712
Recurring revenue[8]	$ 48,314	$ 47,040	$ 45,318	$ 46,712	$ 44,905	$ 43,778	$ 43,617	$ 44,290	$ 40,656
Annualized Recurring Revenue "ARR"[9]									
Software and related service revenue	$ 132,629	$ 132,313	$ 128,432	$ 126,940	$ 123,220	$ 123,824	$ 125,108	$ 120,096	$ 110,488
Payments revenue	54,045	48,898	47,468	54,288	50,708	45,184	43,580	51,612	46,088
Other revenue	6,583	6,951	5,372	5,620	5,692	6,104	5,780	5,452	6,048
Total ARR	$ 193,256	$ 188,162	$ 181,272	$ 186,848	$ 179,620	$ 175,112	$ 174,468	$ 177,160	$ 162,624
Year-over-year growth	*8%*	*7%*	*4%*	*5%*	*10%*				

See footnotes continued on the next slide.

i3 VERTICALS

2

3 1.) As a result of the sale of our merchant services business (the “Merchant Services Business”) pursuant to the terms of the securities purchase agreement dated as of June 26, 2024 (the “Purchase Agreement”), entered into by us with Payroc, the historical results of our Merchant Services Business have been reflected in discontinued operations in the results of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classification. Prior period results have been recast to reflect this presentation. The sale was completed on September 20, 2024. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 3.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 6.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 7.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 8.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 9.) Annualized Recurring Revenue (“ARR”) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers. Revenue Composition - Continuing Operations

Q1 Fiscal 2025 GAAP Measures

The following is our income (loss) from operations for the three months ended December 31, 2024 and 2023 calculated in accordance with GAAP and presented for continuing operations only. The presentation also includes references to non-GAAP financial measures presented by the Company. The Company discloses these non-GAAP financial measures because the Company believes that the non-GAAP financial measures presented by the Company provide useful information to investors in understanding and evaluating the Company's ongoing operating results. Accordingly, the Company discloses these non-GAAP financial measures when reporting its financial results to stockholders and potential investors in order to provide them with an additional tool to evaluate the Company's ongoing business operations. The Company believes that these non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of the Company's current and ongoing business operations.

Although these non-GAAP financial measures assist in measuring the Company's financial results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The Company believes that the disclosure of these non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess the Company's financial results, evaluate the Company's business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give stockholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

($ in thousands)	Three Months Ended December 31, 2024				Three Months Ended December 31, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Income (loss) from operations	$ 11,791	$ 2,634	$ (11,726)	$ 2,699	$ 11,532	$ 2,160	$ (12,207)	$ 1,485

($ in thousands)	Three Months Ended September 30, 2024				Three Months Ended June 30, 2024				Three Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Income (loss) from operations	$ 14,268	$ 1,172	$ (11,886)	$ 3,554	$ 10,593	$ 1,328	$ (12,590)	$ (669)	$ 13,318	$ 1,160	$ (11,992)	$ 2,486

i3 VERTICALS

4

Q1 2025 Segment Performance[1]

($ in thousands)	Three Months Ended December 31, 2024				Three Months Ended December 31, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Revenue from continuing operations	$ 48,785	$ 13,171	$ (265)	$ 61,691	$ 43,498	$ 11,580	$ (24)	$ 55,054
Recurring cash other costs of services[2][3]	14,715	6,174	142	21,031	12,963	5,820	794	19,577
Recurring cash SG&A expenses[2][4]	14,827	3,249	6,212	24,288	13,176	2,966	5,347	21,489
Adjusted EBITDA from continuing operations[5]	$ 19,243	$ 3,748	$ (6,619)	$ 16,372	$ 17,359	$ 2,794	$ (6,165)	$ 13,988
Adjusted EBITDA margin from continuing operations[5]	39 %	28 %	n/m	27 %	40 %	24 %	n/m	25 %
Period over period growth rates								
Revenue from continuing operations	12%	14%		12%				
Recurring cash other costs of services[2][3]	14%	6%		7%				
Recurring cash SG&A expenses[2][4]	13%	10%		13%				
Adjusted EBITDA from continuing operations[5]	11%	34%		17%				

1.) i3 Verticals has two segments, "Public Sector" and "Healthcare." i3 Verticals also has an "Other" category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.
2.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations.
3.) Recurring cash other costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within other costs of services.
4.) Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.
5.) Adjusted EBITDA from continuing operations and Adjusted EBITDA margin from continuing operations as presented at a segment level are measures reported to our management for purposes of making decisions about allocating resources and assessing the performance of our business segments, and these measures are presented in our financial statement footnotes in accordance with ASC 280. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin, as presented on a consolidated basis, are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

i3 VERTICALS 5

Q2-Q4 2024 Quarterly Segment Performance[1]

($ in thousands)	Three Months Ended September 30, 2024			
	Public Sector	Healthcare	Other	Total
Revenue from continuing operations	$ 49,603	$ 11,400	$ (139)	$ 60,864
Recurring cash other costs of services[(2)(3)]	15,114	6,366	631	22,111
Recurring cash SG&A expenses[(2)(4)]	14,290	2,875	5,355	22,520
Adjusted EBITDA from continuing operations[(5)]	$ 20,199	$ 2,159	$ (6,125)	$ 16,233
Adjusted EBITDA margin from continuing operations[(5)]	41 %	19 %	n/m	27 %

($ in thousands)	Three Months Ended June 30, 2024			
	Public Sector	Healthcare	Other	Total
Revenue from continuing operations	$ 44,643	$ 11,533	$ (139)	$ 56,037
Recurring cash other costs of services[(2)(3)]	14,332	6,199	614	21,145
Recurring cash SG&A expenses[(2)(4)]	13,888	3,053	5,076	22,017
Adjusted EBITDA from continuing operations[(5)]	$ 16,423	$ 2,281	$ (5,829)	$ 12,875
Adjusted EBITDA margin from continuing operations[(5)]	37 %	20 %	n/m	23 %

($ in thousands)	Three Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total
Revenue from continuing operations	$ 47,097	$ 11,053	$ (182)	$ 57,968
Recurring cash other costs of services[(2)(3)]	14,093	6,206	690	20,989
Recurring cash SG&A expenses[(2)(4)]	13,771	3,072	4,922	21,765
Adjusted EBITDA from continuing operations[(5)]	$ 19,233	$ 1,775	$ (5,794)	$ 15,214
Adjusted EBITDA margin from continuing operations[(5)]	41 %	16 %	n/m	26 %

1.) i3 Verticals has two segments, "Public Sector" and "Healthcare." i3 Verticals also has an "Other" category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.
2.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations.
3.) Recurring cash other costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within other costs of services.
4.) Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.
5.) Adjusted EBITDA from continuing operations and Adjusted EBITDA margin from continuing operations as presented at a segment level are measures reported to our management for purposes of making decisions about allocating resources and assessing the performance of our business segments, and these measures are presented in our financial statement footnotes in accordance with ASC 280. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin, as presented on a consolidated basis, are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

i3 VERTICALS
6

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarterly income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Three Months Ended December 31, 2024				Three Months Ended December 31, 2023			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 12,376	$ 2,634	$ (12,816)	$ 2,194	$ 11,408	$ 2,160	$ (16,453)	$ (2,885)
Net income (loss) from continuing operations attributable to non-controlling interests	—	—	1,128	1,128	—	—	(1,330)	(1,330)
Net income (loss) from continuing operations	12,376	2,634	(11,688)	3,322	11,408	2,160	(17,783)	(4,215)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	—	—	523	523	—	—	(1,094)	(1,094)
Non-cash change in fair value of contingent consideration[1]	1,252	125	—	1,377	82	(319)	—	(237)
Equity-based compensation[2]	—	—	3,814	3,814	—	—	5,358	5,358
M&A-related activity[3]	—	—	51	51	—	—	244	244
Acquisition intangible amortization[4]	4,104	809	—	4,913	4,041	815	—	4,856
Non-cash interest[5]	—	—	280	280	—	—	414	414
Other taxes[6]	13	—	239	252	28	3	53	84
(Gain) loss on disposal of property and equipment[7]	(585)	—	—	(585)	118	—	(11)	107
Non-GAAP adjusted income (loss) before taxes from continuing operations	17,160	3,568	(6,781)	13,947	15,677	2,659	(12,819)	5,517
Pro forma taxes at effective tax rate[8]	(4,290)	(892)	1,695	(3,487)	(3,919)	(665)	3,205	(1,379)
Pro forma adjusted net income (loss) from continuing operations[9]	**$ 12,870**	**$ 2,676**	**$ (5,086)**	**$ 10,460**	**$ 11,758**	**$ 1,994**	**$ (9,614)**	**$ 4,138**
Plus:								
Cash interest (income) expense, net[10]	—	—	(346)	(346)	6	—	6,267	6,273
Pro forma taxes at effective tax rate[8]	4,290	892	(1,695)	3,487	3,919	665	(3,205)	1,379
Depreciation and internally developed software amortization[11]	2,083	180	508	2,771	1,676	135	387	2,198
Adjusted EBITDA from continuing operations[12]	**$ 19,243**	**$ 3,748**	**$ (6,619)**	**$ 16,372**	**$ 17,359**	**$ 2,794**	**$ (6,165)**	**$ 13,988**

See GAAP Diluted EPS from Continuing Operations and Non-GAAP Pro Forma Adjusted Diluted EPS from Continuing operations continued on the next slide.

i3 VERTICALS 7

8 See footnotes on the next slide. ($ in thousands, except share and per share amounts) Three Months Ended December 31, 2024 Three Months Ended December 31, 2023 Diluted net income (loss) attributable to Class A common stock per share from continuing operations $ 0.09 $ (0.12) Pro forma adjusted diluted earnings per share from continuing operations(9)(13)(14) $ 0.31 $ 0.12 Pro forma adjusted net income from continuing operations(9) $ 10,460 $ 4,138 Pro forma weighted average shares of adjusted diluted Class A common stock outstanding(15) 34,057,196 33,828,461 Reconciliation of Non-GAAP Financial Measures The reconciliation of our quarterly GAAP diluted EPS from continuing operations and non-GAAP pro forma adjusted diluted EPS from continuing operations is as follows:

9 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures, which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 7.) (Gain) loss on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 8.) Pro forma corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for both the three months ended December 31, 2024 and 2023, based on blended federal and state tax rates. 9.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. Further, pro forma adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. 10.) Cash interest (income) expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 11.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 12.) Represents a non-GAAP financial measure. 13.) Pro forma adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using pro forma adjusted net income from continuing operations and the pro forma weighted average shares of adjusted diluted Class A common stock outstanding. 14.) Diluted net income per share attributable to Class A common stock from continuing operations and pro forma adjusted diluted earnings per share from continuing operations both exclude discontinued operations but include the consolidated cash interest expense. 15.) Pro forma weighted average shares of adjusted diluted Class A common stock outstanding include 10,026,180 and 10,093,394 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 479,664 and 467,777 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for the three months ended December 31, 2024 and 2023, respectively. Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarterly income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows:

($ in thousands)	Three Months Ended September 30, 2024				Three Months Ended June 30, 2024				Three Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 14,268	$ 1,172	$ (9,111)	$ 6,329	$ 10,593	$ 1,328	$ (22,577)	$ (10,656)	$ 13,318	$ 1,160	$ (16,187)	$ (1,709)
Net income (loss) from continuing operations attributable to non-controlling interests	—	—	689	689	—	—	(3,190)	(3,190)	—	—	(593)	(593)
Net income (loss) from continuing operations	14,268	1,172	(8,422)	7,018	10,593	1,328	(25,767)	(13,846)	13,318	1,160	(16,780)	(2,302)
Non-GAAP Adjustments:												
(Benefit from) provision for income taxes	—	—	(9,175)	(9,175)	—	—	5,271	5,271	—	—	(669)	(669)
Non-cash change in fair value of contingent consideration[1]	(149)	4	—	(145)	1	(19)	—	(18)	88	(378)	—	(290)
Equity-based compensation[2]	—	—	3,367	3,367	—	—	4,432	4,432	—	—	5,022	5,022
M&A-related activity[3]	—	—	272	272	—	—	1,931	1,931	—	—	714	714
Acquisition intangible amortization[4]	4,044	809	—	4,853	3,979	809	—	4,788	4,015	815	—	4,830
Non-cash interest[5]	—	—	278	278	—	—	221	221	—	—	262	262
Other taxes[6]	4	—	1,601	1,605	(4)	1	233	230	(1)	28	62	89
Other income related to the adjustment of liabilities under tax receivable agreement[7]	—	—	(1,245)	(1,245)		—	—	—	—	—	—	—
Net gain on exchangeable note repurchases and related transactions[8]	—	—	—	—	—	—	—	—	—	—	(2,257)	(2,257)
Non-GAAP adjusted income (loss) before taxes from continuing operations	18,167	1,985	(13,324)	6,828	14,569	2,119	(13,679)	3,009	17,420	1,625	(13,646)	5,399
Pro forma taxes at effective tax rate[9]	(4,542)	(496)	3,331	(1,707)	(3,642)	(530)	3,420	(752)	(4,355)	(406)	3,410	(1,351)
Pro forma adjusted net income (loss) from continuing operations[10]	**$ 13,625**	**$ 1,489**	**$ (9,993)**	**$ 5,121**	**$ 10,927**	**$ 1,589**	**$ (10,259)**	**$ 2,257**	**$ 13,065**	**$ 1,219**	**$ (10,236)**	**$ 4,048**
Plus:												
Cash interest (income) expense, net[11]	—	—	6,678	6,678	—	—	7,685	7,685	—	—	7,452	7,452
Pro forma taxes at effective tax rate[9]	4,542	496	(3,331)	1,707	3,642	530	(3,420)	752	4,355	406	(3,410)	1,351
Depreciation and internally developed software amortization[12]	2,032	174	521	2,727	1,854	162	165	2,181	1,813	150	400	2,363
Adjusted EBITDA from continuing operations[13]	**$ 20,199**	**$ 2,159**	**$ (6,125)**	**$ 16,233**	**$ 16,423**	**$ 2,281**	**$ (5,829)**	**$ 12,875**	**$ 19,233**	**$ 1,775**	**$ (5,794)**	**$ 15,214**

See footnotes on the next slide.

i3 VERTICALS

10

11 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures, which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 7.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 8.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024. 9.) Pro forma corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for both the three months ended December 31, 2024 and 2023, based on blended federal and state tax rates. 10.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. Further, pro forma adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. 11.) Cash interest (income) expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 12.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 13.) Represents a non-GAAP financial measure. Reconciliation of Non-GAAP Financial Measures